UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT NO.1

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2013

SILVERTON ADVENTURES, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-153626	80-5072317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6283-B South Valley View Boulevard,

Las Vegas, Nevada 89118

702 876 1539

www.silvertonadventures.com

Registrant’s telephone number, including area code: 702-876-1539

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

?	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

?

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

?

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

?

Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

SILVERTON ADVENTURES, INC.

CURRENT REPORT ON FORM 8-K/A

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03 AMENDMENT TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR

As Silverton Adventures, Inc. prepares to complete its 10-K for the period of July 1, 2012 through June 30, 2013 it has identified several clerical errors within the April 12, 2013 Nevada Secretary of State Amended and Restated Articles of Incorporation and the subsequent April 15, 2013 8-K filing relating to the certificate of designation of the Series B Preferred stock.  Pursuant to these errors the Company acknowledges that there can be no reliance on the April 15, 2013 8-K.

The identified errors within the April 12, 2013 Nevada Secretary of State Amended and Restated Articles of Incorporation are as follows:

•

Section 1.2 (a) of the certificate of designation of the Series B Preferred stock is incomplete and not congruent with sub-section b.

•

Section 1.4 (a) of the certificate of designation of the Series B Preferred stock is incomplete and not congruent with sub-section b.

•

Section 1.4(a) of the certificate of designation of the Series C Preferred stock reflects an incorrect conversion value.

The identified errors within the April 15, 2013 8-K filing are as follows:

•

The description of the certificate of designation of the Series B Preferred stock Section 1.2 (a) and (b) are incomplete and incorrect in relation to the April 12, 2013 Nevada Secretary of State Amended and Restated Articles of Incorporation filing.

•

The description of the certificate of designation of the Series B Preferred stock Section 1.4 (a) and (b) are incomplete and incorrect in relation to the April 12, 2013 Nevada Secretary of State Amended and Restated Articles of Incorporation filing.

•

The description of the certificate of designation of the Series B Preferred stock Section 1.4(a) reflects an incorrect conversion value.

The Board of Directors has since taken the necessary actions to propose and pass the corrections so that the 10-K for the period of July 1, 2012 through June 30, 2013 can be completed and filed with the required timeframe.

Silverton Adventures Inc., Unanimous Written Consent of the Board of Directors in Lieu of Meeting – Attached Herein as Exhibit 99.1.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01

Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information .

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

99.1 Silverton Adventures Inc., Unanimous Written Consent of the Board of Directors in Lieu of Meeting

99.2 Certificate of Designation Series B Preferred and Series C Preferred stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 18, 2013	Silverton Adventures, Inc.
/s/ Ron Miller
By: /s/ Ron Miller
Ron Miller
Chief Executive Officer